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                                                                  Exhibit 10(LL)

                                AMENDMENT NO. 3
                                       TO
                      MANAGEMENT AND OPERATIONS AGREEMENT
                           EFFECTIVE JANUARY 1, 2002





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                               AMENDMENT NO. 3 TO
                               ------------------
                       MANAGEMENT AND OPERATIONS AGREEMENT
                       -----------------------------------


         This Amendment No. 3 to Management and Operations Agreement (this "Amendment") is entered into and effective as of January 1, 2002, among State Automobile Mutual Insurance Company, an Ohio corporation ("Mutual"); State Auto Financial Corporation, an Ohio corporation ("State Auto Financial"); State Auto Property and Casualty Insurance Company, a South Carolina corporation ("State Auto P&C); State Auto National Insurance Company, an Ohio corporation ("National"); Milbank Insurance Company, a South Dakota corporation ("Milbank"); State Auto Insurance Company, an Ohio corporation ("State Auto IC"); Stateco Financial Services, Inc., an Ohio corporation ("Stateco"); Strategic Insurance Software, Inc., an Ohio corporation ("S.I.S."); and 518 Property Management and Leasing, LLC, an Ohio limited liability company ("518 PML").

                                    RECITALS

A. Effective January 1, 2000, Mutual, State Auto Financial, State Auto P&C, National, Milbank, State Auto IC, Stateco, S.I.S. and 518 PML entered into a Management and Operations Agreement and First Amendment thereto dated as of January 1, 2000, which was subsequently amended by Amendment No. 2 thereto, effective as of October 1, 2001 (together, the "Agreement"), providing for, among other things, the management of the Managed Companies (as defined therein) by State Auto P&C.

B. The parties to the Agreement now desire to amend the Agreement as of the effective date hereof to substitute independent committees of Mutual and Financial, respectively, for the Coordinating Committee charged with addressing conflicts of interest which may arise from certain business opportunities.

         NOW, THEREFORE, intending to be legally bound, the parties to this Amendment hereby agree as follows:

1. RECITALS; DEFINITIONS. The Background Information contained in the Agreement and in the Recitals to this Amendment are each hereby incorporated by reference into the body of this Amendment. Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement. All references in the Agreement to "this Agreement" shall be deemed to refer to the Agreement as amended hereby; and all references in the Agreement to the "Managed Companies" shall be amended to include all of the parties to this Amendment. All references in the Agreement to the "Service Companies" shall be deemed to refer to those Managed Companies which are not insurance companies under applicable law.

2. AMENDMENT OF THE AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 5 below, effective as of the date first written above, the Agreement shall be deemed amended and supplemented by this Amendment. To the extent not expressly amended or supplemented by this Amendment, the terms and provisions of the


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         Agreement shall remain in full force and effect without alteration for the remaining term thereof. Until the deemed effective date of this Amendment as set forth in Section 5 below, the Agreement shall be deemed to have governed the rights and obligations of the parties thereto in accordance therewith, without taking into account the amendments contemplated hereby.

3. Section 9 of the Agreement is hereby amended in its entirety to provide as follows:

         9. CONFLICTS OF INTEREST -- The parties hereby acknowledge that, due to the common management of Mutual and the State Auto Financial Group, conflicts of interest may arise with respect to business opportunities available to such companies. In order to deal with such conflicts of interest on an equitable basis, the following guidelines shall be used to determine which company may avail itself of a business opportunity:

                           (a) As used herein, Mutual Independent Committee
                  shall mean a committee established by the Board of Directors of Mutual and comprised solely of persons who are not, and during the past three years have not been, directors, officers or employees of companies in the State Auto Financial Group or employees of Mutual or any wholly owned subsidiary of Mutual. The Mutual Independent Committee members shall also represent the interests of all wholly owned subsidiaries of Mutual (together with Mutual, each "a Mutual Company" and, together, the "Mutual Companies").

                           (b) As used herein, Financial Independent Committee
                  shall mean a committee established by the Board of Directors of State Auto Financial and comprised solely of persons who are not, and during the past three years have not been, directors, officers or employees of Mutual or any wholly owned subsidiary of Mutual or employees of any company in the State Auto Financial Group. The Financial Independent Committee members shall also represent the interests of all subsidiaries of Financial (together with Financial, each "a Financial Company" and, together, the "Financial Companies").

                           (c) A business opportunity shall not be required to
                  be presented to an Independent Committee, as described in 9(d) below, if such business opportunity:

                  1. Involves the purchase or sale on the open market of marketable securities;

                  2. Involves the new issue of stocks or bonds in a public offering registered or exempt from registration under the Securities Act of 1933, as amended;


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                  3.       Does not fit within the investment criteria and
                           guidelines established by their respective investment committees, including without limitation debt to equity mix, of either all Mutual Companies or all Financial Companies;

                  4. Involves the underwriting of policies of insurance or reinsurance;

                  5. Involves purchase by State Auto Financial of securities issued by it; or

                  6. Involves a sale or purchase of any property or security which is not a material transaction to the State Auto Company which is a party to the sale or purchase or involves the sale or purchase of marketable securities at the market price or an approximation thereof.

                           (d) All other business opportunities shall be
                  presented by management, either at a joint meeting of the Mutual Independent Committee and Financial Independent Committee or by another means which assures that each shall receive substantially equivalent information regarding the business opportunity. The Mutual Independent Committee and the Financial Independent Committee, jointly or, at the request of either, separately, shall each review and evaluate such business opportunities and the appropriate allocation thereof, using such factors as it considers relevant, which may include, without limitation:

                  1. Whether the opportunity was developed by a Mutual or Financial Company;

                  2. Whether the opportunity was received by a Mutual or Financial Company;

                  3. Whether a Mutual or Financial Company has a history of engaging in the particular activity which is the subject of the opportunity;

                  4. Whether the opportunity is within the scope and regular course of business activities of a Mutual or Financial Company;

                  5. Whether public disclosures create an expectation that a particular opportunity will be pursued by a Mutual or Financial Company;

                  6. The views of officers of Mutual and State Auto Financial (including common officers) as to whether the opportunity does not meet the investment policies or objectives, or the underwriting or claims guidelines, or is inconsistent with the cash flow or tax situation of the Mutual Companies or members of the State Auto Financial Group;



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                  7.       The respective ability (including, without
                           limitation, financial and legal ability) of the Mutual and Financial Companies to acquire or pursue the opportunity; and

                  8. The willingness of a third party to deal with a Mutual or Financial Company as the case may be.

         Based upon such review and evaluation, such Independent Committees shall seek to arrive at a joint recommendation to the Boards of Directors of Mutual and State Auto Financial (which may be made only upon approval of a majority of members of the Mutual Independent Committee and a majority of members of the Financial Independent Committee) as to whether or not such business opportunity should be pursued and, if so, by which Company. If a joint recommendation is not approved, each Independent Committee shall report the same to its respective Board, along with its recommendation in respect of the business opportunity. The Boards of Directors of Mutual and of State Auto Financial must then act on the recommendation of its respective Committee, after considering all other factors deemed relevant by them.

4. Section 16 of the Agreement is hereby amended in its entirety to provide as follows:

         16. AMENDMENTS -- This Agreement may be amended by the parties, upon authority of their officers without specific director approval, if such amendment is solely for the purpose of clarification and does not change the substance of this Agreement and the parties have obtained an opinion of legal counsel to that effect. Additionally, any present or future subsidiary or affiliate of Mutual or State Auto Financial may be added as a party to this Agreement by an amendment entered into by Mutual, State Auto Financial and the new party, after approval of the Independent Committee of each of Mutual and State Auto Financial and the directors of each and of the new party. Except as otherwise specifically provided in this Agreement, all other amendments to this Agreement must be presented to the Independent Committee of Mutual and of State Auto Financial and be approved by the directors of each Company pursuant to the procedures set forth in Section 9.

5. EFFECTIVENESS. This Amendment shall be deemed effective as of January 1, 2002, upon receipt (or deemed receipt) of all necessary regulatory approvals, the unanimous approval of the Board of Directors of Mutual (specifically including the members of the Independent Committee of the Board of Directors of Mutual) and the unanimous approval of the Board of Directors of State Auto Financial (specifically including the members of the Independent Committee of the Board of Directors of State Auto Financial). Unless and until all such approvals are received or deemed received, this Amendment shall not bind the parties hereto or amend or supplement the Agreement.

6. REAFFIRMATION OF BALANCE OF THE AGREEMENT. Except as expressly amended hereby, the Agreement is hereby reaffirmed by the parties hereto. All terms and provisions of



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         Sections 6 through 17 of the Agreement shall apply to and be deemed incorporated into this Amendment.

         In Witness whereof, each of the parties hereto has subscribed its name below effective as of the date first above written, subject to the provisions of
Section 5 above.



                        STATE AUTOMOBILE MUTUAL INSURANCE COMPANY

                        By:     /s/ Robert H. Moone
                                -----------------------------------------------
                                Robert H. Moone, President



                        STATE AUTO FINANCIAL CORPORATION

                        By:     /s/ Robert H. Moone
                                -----------------------------------------------
                                Robert H. Moone, President



                        STATE AUTO PROPERTY AND CASUALTY INSURANCE COMPANY

                        By:     /s/ Robert H. Moone
                                -----------------------------------------------
                                Robert H. Moone, President



                        STATE AUTO NATIONAL INSURANCE COMPANY

                        By:     /s/ Robert H. Moone
                                -----------------------------------------------
                                Robert H. Moone, President



                        MILBANK INSURANCE COMPANY

                        By:     /s/ Robert H. Moone
                                -----------------------------------------------
                                Robert H. Moone, President



                        STATE AUTO INSURANCE COMPANY

                        By:     /s/ Robert H. Moone
                                -----------------------------------------------
                                Robert H. Moone, President



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                        STATECO FINANCIAL SERVICES, INC.

                        By:     /s/ Robert H. Moone
                                -----------------------------------------------
                                Robert H. Moone, President



                        STRATEGIC INSURANCE SOFTWARE, INC.

                        By:     /s/ Robert H. Moone
                                -----------------------------------------------
                                Robert H. Moone, President



                        518 PROPERTY AND MANAGEMENT LEASING, LLC

                        By:     /s/ Robert H. Moone
                                -----------------------------------------------
                                Robert H. Moone, President




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